UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2025
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GOLDEN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
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Minnesota	000-24993	41-1913991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6595 S Jones Boulevard
Las Vegas, Nevada		89118
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (702) 893-7777
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	GDEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Golden Entertainment, Inc. (the “Company”) held its 2025 annual meeting of shareholders on May 22, 2025 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved the amended and restated Golden Entertainment, Inc. 2015 Incentive Award Plan (the “Amended and Restated 2015 Plan”). The Amended and Restated 2015 Plan was approved by the Company’s Board of Directors (the “Board”) on February 25, 2025, subject to shareholder approval at the Annual Meeting.
The terms and conditions of the Amended and Restated 2015 Plan are described in the section entitled “Proposal Four — Approval of Amendment and Restatement of the Golden Entertainment, Inc. 2015 Incentive Award Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2025. The foregoing description of the Amended and Restated 2015 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated 2015 Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the Company’s shareholders voted on the matters set forth below.
Proposal 1: Election of Directors

	Votes For	Votes Withheld	Broker Non-Votes
Blake L. Sartini	22,417,742	382,427	1,463,782
Andy H. Chien	19,276,468	3,523,701	1,463,782
Ann D. Dozier	18,343,234	4,456,935	1,463,782
Mark A. Lipparelli	18,771,965	4,028,204	1,463,782
Terrance L. Wright	21,724,527	1,075,642	1,463,782
Each of foregoing directors was elected.
Proposal 2: To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
17,911,637	4,880,680	7,852	1,463,782
The foregoing Proposal 2 was approved.
Proposal 3: To conduct a non-binding advisory vote on the frequency of holding future non-binding votes on the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting.

Votes For 1 Year	Votes For 2 Year	Votes For 3 Year	Votes Withheld	Broker Non-Votes
21,985,923	21,133	781,173	11,937	1,463,782
1 Year voting frequency received the most votes and is the recommendation of the stockholders. The Board determined to hold future advisory votes on the compensation of the Company’s named executive officers every year.
Proposal 4: To approve the amendment and restatement of the Company’s 2015 Incentive Award Plan as disclosed in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
16,798,594	5,994,419	7,156	1,463,782
The foregoing Proposal 4 was approved.
Proposal 5: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2025.

Votes For	Votes Against	Votes Withheld	Broker Non-Votes
24,256,324	4,178	3,450	—
The foregoing Proposal 5 was approved.

Item 9.01 Financial Statements and Exhibits.

Exhibits	Description

10.1#	Golden Entertainment, Inc. 2015 Incentive Award Plan (as Amended and Restated effective February 25, 2025).

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.
# Management contract or compensatory plan or arrangement in which one or more executive officers or directors participates

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN ENTERTAINMENT, INC.
(Registrant)

Dated: May 23, 2025	/s/ Charles H. Protell
	Name:	Charles H. Protell
	Title:	President and Chief Financial Officer